SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)    June 17, 2004

GE Capital Credit Card Master Note Trust
RFS Holding, L.L.C.
RFS Funding Trust

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

57-1173164 (RFS Holding, L.L.C.)
06-1495145 (RFS Funding Trust)
333-107495, 333-107495-01, 333-107495-02	20-0268039 (GE Capital Credit Card Master Note Trust)
(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Summer Street, Stamford, CT	06927
(Address of Principal Executive Offices)	(Zip Code)

(203) 585-6669 (RFS Holding, L.L.C.)
(203) 585-6586 (RFS Funding Trust)
(203) 585-6586 (GE Capital Credit Card Master Note Trust)
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

Issuance of Series 2004-1 Notes

On June 23, 2004, GE Capital Credit Card Master Note Trust (the “Issuer”) issued $790,000,000 Class A Series 2004-1 Floating Rate Asset Backed Notes, $110,000,000 Class B Series 2004-1 Floating Rate Asset Backed Notes and $52,500,000 Class C Series 2004-1 Floating Rate Asset Backed Notes (collectively, the “Notes”) described in a Prospectus Supplement dated June 15, 2004 to Prospectus dated June 15, 2004.

Use of Proceeds

The public offering was made under the registration statement (the “Registration Statement”) on Form S-3 filed with the Securities and Exchange Commission by GE Capital Credit Card Master Note Trust, RFS Holding, L.L.C. and RFS Funding Trust, which became effective on May 21, 2004 and was assigned commission file numbers 333-107495, 333-107495-01 and 333-107495-02.

The public offering terminated on June 23, 2004 upon the sale of all of the Notes.  The underwriters of the Class A Notes were J.P. Morgan Securities Inc., Credit Suisse First Boston, ABN AMRO Incorporated, Banc of America Securities LLC and Lehman Brothers.  The underwriters of the Class B Notes were J.P. Morgan Securities Inc. and Credit Suisse First Boston.  The underwriters of the Class C Notes were J.P. Morgan Securities Inc. and Credit Suisse First Boston.

During the period from the effective date of the Registration Statement, through the current reporting period, the amount of expenses incurred in connection with the issuance and distribution of the publicly offered and sold Notes with respect to underwriting commissions and discounts was $1,382,500, $247,500 and $157,500 for the Class A Notes, Class B Notes and Class C Notes, respectively.  After deducting the underwriting discounts described in the preceding sentence, the net offering proceeds to the Issuer before expenses for the Class A Notes, Class B Notes and Class B Notes, respectively, are $788,617,500, $109,752,500 and $52,342,500, respectively.  Other expenses, including legal fees and other costs and expenses, are reasonably estimated to be $1,000,000 and net proceeds to the Issuer, after deduction of expenses, are reasonably estimated to be $949,712,500.  With respect to the payment of these other expenses and costs, all direct or indirect payments were made to persons other than persons who are (a) directors or officers of the Issuer, or (b) owners of 10 percent or more of any class of securities of the Issuer.

Amendments

The following amendments were entered into by the Registrants on June 17, 2004:

(1)                                  Third Amendment to Receivables Purchase and Contribution Agreement, dated as of June 17, 2004 between RFS Holding, L.L.C. and RFS Funding Trust;

(2)                                  Second Amendment to Transfer Agreement, dated as of June 17, 2004 between RFS Holding, L.L.C. and GE Capital Credit Card Master Note Trust; and

(3)                                  Second Amendment to Master Indenture, dated as of June 17, 2004. between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas.

Item 7.           Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Document Description

(a)	Not applicable
(b)	Not applicable
(c)	Exhibit 1.1	Underwriting Agreement, dated as of June 15, 2004, among RFS Holding, L.L.C., RFS Funding Trust, and J.P. Morgan Securities Inc. and Credit Suisse First Boston, as representatives of the underwriters

Exhibit 4.1

Series 2004-1 Indenture Supplement, dated as of June 23, 2004, between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas, as indenture trustee, including form of GE Capital Credit Card Master Note Trust Series 2004-1 Floating Rate Asset Backed Notes

	Exhibit 4.2	Third Amendment to Receivables Purchase and Contribution Agreement, dated as of June 17, 2004 between RFS Holding, L.L.C. and RFS Funding Trust

	Exhibit 4.3	Second Amendment to Transfer Agreement, dated as of June 17, 2004 between RFS Holding, L.L.C. and GE Capital Credit Card Master Note Trust

	Exhibit 4.4	Second Amendment to Master Indenture, dated as of June 17, 2004. between GE Capital Credit Card Master Note Trust and Deutsche Bank Trust Company Americas

	Exhibit 4.5	ISDA Master Agreement, dated June 23, 2004 between AIG Financial Products Corp. and GE Capital Credit Card Master Note Trust

	Exhibit 4.6	Schedule A to ISDA Master Agreement, dated June 23, 2004, between AIG Financial Products Corp. and GE Capital Credit Card Master Note Trust

	Exhibit 4.7	Class A Confirmation for U.S. Dollar Interest Rate Swap Transaction under ISDA Master Agreement, dated June 23, 2004, between AIG Financial Products Corp. and GE Capital Credit Card Master Note Trust

	Exhibit 4.8	Class B Confirmation for U.S. Dollar Interest Rate Swap Transaction under ISDA Master Agreement, dated June 23, 2004, between AIG Financial Products Corp. and GE Capital Credit Card Master Note Trust

	Exhibit 4.9	Class C Confirmation for U.S. Dollar Interest Rate Swap Transaction under ISDA Master Agreement, dated June 23, 2004, between Barclays Bank PLC and GE Capital Credit Card Master Note Trust

	Exhibit 4.10	Guarantee, dated as of June 23, 2004, by American International Group, Inc., in favor of GE Capital Credit Card Master Note Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GE CAPITAL CREDIT CARD MASTER NOTE TRUST
(as Co-Registrant)

	By:	General Electric Capital Corporation,
as Administrator

Dated: July 2, 2004	By:	/s/ Iain J. Mackay
Name: Iain J. Mackay
Title: Vice President

RFS Holding, L.L.C.
(Co-Registrant)

Dated: July 2, 2004	By:	/s/ Iain J. Mackay
Name: Iain J. Mackay
Title: Chief Financial Officer and Principal Financial Officer

RFS FUNDING TRUST
(as Co-Registrant)

By: RFS Holding, L.L.C., as sole beneficiary of RFS Funding Trust

Dated: July 2, 2004	By:	/s/ Iain J. Mackay
Name: Iain J. Mackay
Title: Chief Financial Officer and Principal Financial Officer